UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

Tyra Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40800	83-1476348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2656 State Street Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (619) 728-4760

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TYRA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Tyra Biosciences, Inc. (the Company) held its 2024 Annual Meeting of Stockholders (the 2024 Annual Meeting) on May 29, 2024. At the 2024 Annual Meeting, as described below under Item 5.07, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the personal liability of the Company’s officers for monetary damages for any breach of fiduciary duty as an officer, except to the extent such an exemption from liability or limitation thereof is not permitted by the Delaware General Corporation Law (the Amendment). The Amendment became effective upon the Company’s filing of a Certificate of Amendment of Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on May 29, 2024 (the Certificate of Amendment). The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the 2024 Annual Meeting and the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable.

1.

The election of three directors to serve as Class III directors for a three-year term to expire at the 2027 Annual Meeting of Stockholders. The following three Class III directors were elected by the votes indicated:

	For	Withheld	Broker Non-Votes
Melissa McCracken, Ph.D.	42,225,945	51,206	6,771,784
Jake Simson, Ph.D.	41,707,583	567,084	6,774,268
Rehan Verjee	42,228,999	48,152	6,771,784

2.

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The appointment was ratified by the votes indicated:

For	Against	Abstain	Broker Non-Votes
49,046,425	859	1,651	0

3.

The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect Delaware law provisions to permit exculpation of certain officers. The proposal was approved by the votes indicated:

For	Against	Abstain	Broker Non-Votes
41,217,753	1,059,388	9	6,771,785

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation, dated May 29, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYRA BIOSCIENCES, INC.

Date: May 31, 2024	By:	/s/ Ali Fawaz
	Name:	Ali Fawaz
	Title:	General Counsel and Secretary